[LM PHOTO APPEARS HERE]            LM Institutional Fund Advisors II, Inc.

                                          LM Value Institutional Portfolio
                   Batterymarch U.S. Small Capitalization Equity Portfolio




                                                             Annual Report
                                                            March 31, 2000

President's Letter
LM Institutional Fund Advisors II, Inc.



April 24, 2000


Dear Shareholder:

We are pleased to provide you with the financial statements for the LM Value Institutional Portfolio and the Batterymarch U.S. Small Capitalization Equity Portfolio for the periods ended March 31, 2000. Included are narratives from the portfolio managers of these Portfolios detailing key developments as they pertain to your investment.

The following tables summarize the Portfolios' Institutional Class performance for the periods ended March 31, 2000.

    ---------------------------------------------------------------------------
                                                                     1 YEAR
    ---------------------------------------------------------------------------
    LM Value Institutional Portfolio                                  +7.74%

    S&P 500 Index                                                    +17.94%


    ---------------------------------------------------------------------------
                                                                SINCE INCEPTION
                                                                    (3/13/00)
    ---------------------------------------------------------------------------
    Batterymarch U.S. Small Capitalization Equity Portfolio           -3.20%

    Russell 2000 Index                                                -8.60%


As always, we thank you for your interest in the Portfolios. If you have any questions, comments or suggestions please feel free to call us at 1-888-425-6432. We look forward to hearing from you.



Sincerely,



/s/ Joseph L. Orlando
---------------------
Joseph L. Orlando
President
LM Institutional Advisors, Inc.

Portfolio Managers' Comments
LM Value Institutional Portfolio

REVIEW OF FISCAL YEAR 2000 MARKET CONDITIONS AND STRATEGIES AFFECTING RESULTS

      "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line...and that its direction changes constantly."
                                                                - Wittgenstein

During our fiscal year ended March 31, our results lagged those of the popular indices and those of most funds with similar objectives. This is, in part, an accident of the calendar. Move back three months, for example, and the relative results are dramatically better. The problem is known as sensitive dependence on initial conditions and it afflicts any complex adaptive system such as the stock market.

We have written extensively about the obsessive focus on and attempts to dissect short-term performance data and won't repeat our remarks here. As numerous academic studies have shown, past performance is not much help in predicting future results.

The best way to understand the twelve months ending March 31 is to put that period in a broader context. As a result of the global financial crisis that began with the collapse of fixed exchange rates in most Asian developing countries and culminated in the collapse of hedge fund Long Term Capital Management in September 1998, the Federal Reserve Board cut short-term interest rates three times that fall. As we entered calendar 1999, most observers fretted that the Fed had not done enough and that the world faced slow growth at best, a long workout in emerging countries, and a real risk of a global deflationary collapse. Oil was at $12 a barrel; other commodities were similarly depressed.

No one predicted what actually happened: exceptionally strong U.S. growth, solid international growth that was accelerating into 2000, oil prices more than doubling, and emerging stock markets the world's best performers. As is often the case in financial markets, when the opinions are all on one side, the opportunities are usually on the other.

We can also describe the same period in terms of the ebb and flow of risk preferences. Prior to the financial crisis, years of high returns made investors risk seeking. Large losses in stocks from the summer of 1998 into the autumn led to a flight to quality. Interest rates fell as money fled to risk free treasuries. As 1999 progressed, investors gradually began reallocating assets back into riskier assets as they observed that those assets were gaining in value and treasuries were falling. Last year (1999) was among the worst bear markets in history for fixed income securities as interest rates rose steadily throughout the year and investors increasingly sought riskier assets.

Stock prices meandered through most of 1999; the S&P 500 Index gained only about 4% through September. Then in the 4th quarter technology stocks exploded, propelling the S&P 500 to a gain of over 20% and the NASDAQ, over three-fourths of whose capitalization is technology, to a yearly gain of over 85%.

Over the past four years, technology stocks have been star performers. The S&P 500 gained about 26% per year compounded from the beginning of 1996 through 1999, while the NASDAQ gained over 40% per year during the same period. Investors, both individuals and professionals, absorbed the lesson that if you were over-weight technology you out-performed the market, and if you were under-weight, you under-performed.

Consensus expectations entering 2000 were for more of the same (what else?). Most people tend to expect a continuation of observed trends. Since growth had been strong, it was (and is) expected to remain so. Since technology had consistently been the source of high returns, it was expected to remain so. Since investing in the so-called old economy had been a sure path to under-performance, it was expected to remain so.

As the first quarter got underway, technology stocks had a sharp correction, but quickly recovered and began their expected strong advance. Old economy names fell, as expected. The long drought in "value stocks", the concomitant

LM Value Institutional Portfolio

under-performance of funds that invested in them, and the apparent inability of investors, the press, and fund boards to understand that all investment styles and managers have periods of under-performance, led to the firing or resignation of many outstanding investors, all of the value persuasion.

On March 10, the clamor for "new economy" technology reached its peak, with the NASDAQ up 24% year to date, while the Dow Jones Industrial Average was down 14%. For the 12 months ending that day, the Dow was up 3.16% with dividends reinvested, versus 110% for the NASDAQ. The frenzy has been such that more than 100% of the net flows into equity funds this year have gone into technology sensitive growth funds; value oriented funds have experienced redemptions.

One month later, the picture is much different. The NASDAQ is down 14% for the year, and is down 31% from the peak reached on March 10. The Dow is down 7% for the year, but is up 10%, including dividends since March 10.

During the first quarter, your fund was essentially flat, the result of a tug of war between our financial and our technology holdings. Several of our major technology holdings fell during the quarter after posting strong 4th quarter 1999 performance. These include AOL and Gateway. Other large tech holdings did well, such as Nextel and Nokia. Our financials have performed well since early March, but not well enough to have them outperform as a group this quarter.

Our one year results are also skewed by the very strong 1st calendar quarter of last year, when we were up 18.55%. Our calendar 1999 results, which were well ahead of the indices, were obtained by strong results in the 1st and 4th quarters, and comparatively weaker numbers in the 2nd and 3rd. Rolling forward one quarter to get fiscal year results gives a different comparative picture since a strong, above-market quarter is being replaced by a below-market one.

We believe that some clues to future market developments can be gleaned from the 1st quarter performance statistics. The average general equity fund gained over 7% in the quarter, while the Dow was down almost 5% and the S&P 500 was up over 2%. The NASDAQ was up 12.4% in the quarter. You probably see the picture. After years of under-performance, the average fund manager decided to get over-weighted in technology and under-weighted in non-technology. The stampede to tech was no doubt exacerbated by the high profile firings or resignations of several prominent value investors. Just how over-weighted most funds are in tech can be glimpsed when one realizes that only two of the 11 S&P sectors beat the S&P 500 Index in the quarter: technology and utilities. Utilities make up only 2% of the market, whereas technology was 33% of the S&P 500 at quarter's end. The funds that were buying Cisco, EMC, and Sun were not likely loaded with Duke Power or Potomac Electric.

Perhaps more telling is the following: the technology weightings in the roughly 5,000 general equity funds averaged 42% for large company growth funds, 48% for mid-cap, and 45% for small cap. In the value category, the comparable numbers hover in the 14% range. The data are from the March 31 database of fund tracking service Morningstar, but since most funds have not filed their 3/31 portfolios yet, the weightings probably represent end of year holdings. It is reasonable to surmise that such weightings actually rose during the quarter.

We believe the correction in the NASDAQ, and especially in the more speculative hot spots was long overdue. Valuations had reached levels that made it highly unlikely that one could earn a competitive return no matter how brilliant the future turned out to be for those businesses.

We also believe that what is going on is more than just a correction in the technology arena. Much of the excess returns earned by our shareholders since the fund's inception has been due to our being early in investing in great businesses such as AOL, Dell, and Nokia. The prospects for these and most other prominent technology companies are now well recognized and well discounted by the market. The returns earned by shareholders in these and other great companies such as Microsoft and Cisco have led investors to bid up the shares of large numbers of technology companies to unrealistic levels in the hope of uncovering the next big thing.

LM Value Institutional Portfolio

The losses now being experienced will, we think, reintroduce the notion of risk to people, and will, after the excess emotion has been wrung from the market, set the stage for returns more in line with the growth of long-term business value. As we have previously said, we believe the long-term returns of equities going forward will approximate what it has in the past: about 10%.

As for technology, it will no doubt present considerable opportunity. But we think that investors, who figured out in the middle of last year that the way to win the game was to overweight tech, will have to learn a new game.

In a wonderful example of irony, The New York Times reported on the dissolution of Julian Robertson's Tiger Management on March 31, the end of the quarter. Once commanding over $20 billion under management, Tiger had to be dissolved after disastrous bets in favor of old economy "value" stocks and against technology. The Times' headline read "The End of the Game", referring to the demise of the most prominent value hedge fund, a casualty of the new, technology-based investment game. The game the Times thought had ended was the old economy value game. The game we believe ended was the new economy technology game.

We have no idea what the new game will be. By "game", we mean the simple-minded rule that will explain, after the fact, what you should have done to beat the market during the period in question.

We are, though, optimistic about the ability of patient, disciplined investing to produce satisfactory long-term returns. Most stocks have been declining for two years, declines that have been masked by the sharp rise in large capitalization "growth" and technology shares. The median price earnings ratio of all companies with earnings peaked in April 1998 at 19.7; it is now about 13. In 1987, after the Crash, the median P/E was 10.6. But in late 1987 the long bond yielded 9% and inflation was 4.5%. Today bond yields are under 6% and inflation is half what it was 13 years ago. Adjusted for inflation and interest rates, and for today's much higher levels of productivity, today's budget surpluses, and the prospects for continued peace and prosperity since the fall of communism, we think the average stock in the market is as attractive is it was post-Crash in 1987.

We believe that investments made at today's levels of the market or lower, and made on the basis of a rational assessment of long-term business value, will provide attractive rates of return to the long-term investor.


Bill Miller
Mary Chris Gay

April 14, 2000

Performance Information
LM Value Institutional Portfolio


The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders.

The following graphs compare each Portfolio's total returns against those of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $1 million investment for the periods indicated after deducting all Portfolio investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Portfolio's results and the index's results assume reinvestment of all dividends and distributions.

                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

                  LM Value Institutional Portfolio
                        Institutional Class
                         (net of expenses)             S&P 500 Index/1,2/

Sept 22, 1998                $1,000,000                   $1,000,000
Dec 31, 1998                  1,339,654                    1,198,600
Mar 31, 1999                  1,588,146                    1,258,290
Jun 30, 1999                  1,573,115                    1,347,000
Sept 30, 1999                 1,497,097                    1,262,947
Dec 31, 1999                  1,704,557                    1,450,873
Mar 31, 2000                  1,711,027                    1,484,098

Average Annual Total Returns as of March 31, 2000
-------------------------------------------------
                          LM Value    S&P 500
-------------------------------------------------
     1 Year                 7.74%     17.94%
-------------------------------------------------
 Since Inception (9/22/98) 42.27%     31.14%/1/
-------------------------------------------------
/1/From 9/30/98 through 3/31/00

/2/The S&P 500 Index is an unmanaged index of 500 common stocks and is considered to be a broad indicator of general market performance.

LM Value Institutional Portfolio


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                    LM Value Institutional Portfolio
                       Financial Intermediary Class
                            (net of expenses)            S&P 500 Index/1,2/

Oct 22, 1998                   $1,000,000                     $1,000,000
Dec 31, 1998                    1,251,260                      1,143,100
Mar 31, 1999                    1,483,182                      1,200,026
Jun 30, 1999                    1,468,529                      1,284,628
Sept 30, 1999                   1,397,003                      1,204,467
Dec 31, 1999                    1,588,418                      1,383,692
Mar 31, 2000                    1,593,123                      1,415,379

Average Annual Total Returns as of March 31, 2000
-------------------------------------------------
                            LM Value    S&P 500
-------------------------------------------------
     1 Year                   7.41%     17.94%
-------------------------------------------------
 Since Inception (10/22/98)  38.15%     26.09%/1/
-------------------------------------------------
/1/From 10/31/98 through 3/31/00

Strong Performers                                                   Weak Performers
for the Year Ended March 31, 2000                                   for the Year Ended March 31, 2000
-----------------------------------------------------------         -----------------------------------------------------------
 1. Nextel Communications, Inc.                     +304.8%          1. Storage Technology Corporation                   -42.8%
 2. Nokia Oyj                                       +179.0%          2. The Kroger Co.                                   -41.3%
 3. Telefonos de Mexico S.A. ADR                    +103.0%          3. Bank One Corporation                             -37.6%
 4. Koninklijke (Royal) Philips Electronics N.V.    +101.2%          4. Washington Mutual, Inc.                          -35.2%
 5. WPP Group plc                                   +100.2%          5. Foundation Health Systems, Inc.                  -34.4%
 6. Metro-Goldwyn-Mayer, Inc.                        +93.8%          6. Lloyds TSB Group plc                             -30.1%
 7. Gateway, Inc.                                    +54.6%          7. Bank of America Corporation                      -25.8%
 8. MGM Grand, Inc.                                  +42.8%          8. MCI WorldCom, Inc.                               -23.3%
 9. Citigroup Inc.                                   +39.3%          9. Freddie Mac                                      -22.6%
10. International Business Machines Corporation      +33.1%         10. Toys "R" Us, Inc.                                -21.3%

Portfolio Managers' Comments
Batterymarch U.S. Small Capitalization Equity Portfolio


The start-up period for the Fund coincided with a market environment of high volatility and style and sector rotation for U.S. equities. Since the inception of the Fund on March 13, 2000, through March 31, 2000, the return was -3.20%, on a net asset value basis, compared with -8.60% for the benchmark, the Russell 2000 Index.

We believe that the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. Despite the equity market's extreme style and sector rotations, the Portfolio benefited from good stock selection during the period. Our stock selection process incorporates both growth and value factors.

Market Environment

The Russell 2000 Index peaked March 9 and declined 6.59% for the month of March; the S&P 500 Index rose 9.78%. In March, the Technology sector, which had previously outperformed other sectors, significantly underperformed previously out-of-favor sectors such as Insurance and Finance. The technology-laden Nasdaq Index slid 9.40% from its high on March 10, ending the month down 2.60%. Value stocks, having under-performed growth stocks in the first two months of the year, reversed the trend in March, and outperformed growth stocks.

The catalyst was the Federal Reserve, which campaigned to slow the economy and to keep inflation in check. It raised short-term rates twice during the first quarter of 2000, marking the fifth hike in less than a year, planted the seeds for margin rate increases and expressed concern over excessive speculation in the stock market.

Investment Process

The Batterymarch disciplined investment process incorporates rigorous stock selection and effective risk control. We use a bottom-up quantitative approach to managing equity assets. Our goal is to systematically replicate the investment disciplines of the smart fundamental investor, using quantitative techniques to process large amounts of fundamental data on a broad universe of companies.

Our stock selection model builds a "mosaic" of attributes, as experienced fundamental investors do of the stocks they follow, ranking stocks daily across six dimensions: growth yield, cash flow, expectations, value, technical and corporate signals. The process combines an array of factors and the model is "tuned" according to which factors are most predictive of excess return within a given sector. We optimize daily, using a multifactor risk model. A unique approach to trading, using performance-based basket trading, enhances total returns by ensuring that our best ideas get into each portfolio in a timely, low-cost manner.

The portfolio review process is comprehensive: daily, weekly and monthly reports on performance attribution and portfolio characteristics enable our investment team to examine every component of our investment process--including stock selection, sector weightings and trading--to confirm that they add value both independently and together.

Looking ahead

Valuations for small capitalization stocks remain compelling. The forward P/E ratio for the Russell 2000 is 16.2x, compared with 23.8x for the S&P 500 Index, two-year earnings growth rates are higher for small caps, and growth-to-P/E ratios remain significantly more attractive for the small stocks.

We believe the Portfolio is attractively valued with a forward P/E in line with the Russell 2000 benchmark and an estimated two-year earnings growth rate higher than the benchmark. The Portfolio is well diversified across both market cap bands and across 20 industry sectors.

Batterymarch Financial Management, Inc.
April 18, 2000

Statement of Net Assets
LM Value Institutional Portfolio


March 31, 2000

-----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/           Market
                                                                        Net Assets             Par             Value
                                                                 ------------------------------------------------------------
Common Stocks and Equity Interests                                         95.1%
Capital Goods                                                               5.7%
    Electrical Equipment                                                    2.2%
    Koninklijke (Royal) Philips Electronics N.V.                                              79,138       $ 13,557,329

    Manufacturing (Diversified)                                             1.0%
    Danaher Corporation                                                                      108,905          5,554,155

    Waste Management                                                        2.5%
    Waste Management, Inc.                                                                 1,151,317         15,758,651

Communication Services                                                      9.4%
    Telecommunications (Cellular/Wireless)                                  4.4%
    Nextel Communications, Inc.                                                              182,165         27,005,961/A/

    Telecommunications (Long Distance)                                      5.0%
    MCI WorldCom, Inc.                                                                       460,798         20,879,909/A/
    Telefonos de Mexico S.A. ADR                                                             147,457          9,879,619
                                                                                                           ------------
                                                                                                             30,759,528

Consumer Cyclicals                                                         12.5%
    Automobiles                                                             1.8%
    General Motors Corporation                                                               136,132         11,273,431

    Gaming, Lottery, & Parimutuel Companies                                 1.5%
    Mandalay Resort Group                                                                    322,540          5,442,863/A/
    MGM Grand, Inc.                                                                          145,330          3,487,920
                                                                                                           ------------
                                                                                                              8,930,783

    Leisure Time (Products)                                                 0.8%
    Mattel, Inc.                                                                             461,019          4,811,886

    Lodging/Hotels                                                          1.8%
    Starwood Hotel & Resorts Worldwide, Inc.                                                 414,695         10,885,744

    Retail  (Specialty)                                                     1.7%
    Toys "R" Us, Inc.                                                                        718,884         10,648,469/A/

    Retail (Home Shopping)                                                  1.6%
    Amazon.com, Inc.                                                                         147,457          9,879,619/A/

    Services (Advertising/Marketing)                                        3.3%
    WPP Group plc                                                                          1,176,576         20,418,179

LM Value Institutional Portfolio


March 31, 2000

-----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/           Market
                                                                        Net Assets             Par             Value
                                                                 ------------------------------------------------------------
Common Stocks and Equity Interests (CONTINUED)
Consumer Staples                                                            4.9%
    Distributors (Food and Health)                                          1.3%
    McKesson HBOC, Inc.                                                                      370,965       $  7,790,265

    Entertainment                                                           0.7%
    Metro-Goldwyn-Mayer, Inc.                                                                170,706          4,342,334/A/

    Retail Stores - (Food Chains)                                           2.9%
    Albertson's, Inc.                                                                        391,126         12,124,906
    The Kroger Co.                                                                           337,501          5,927,361/A/
                                                                                                           ------------
                                                                                                             18,052,267

Financials                                                                 27.6%
    Banks (International)                                                   2.3%
    Lloyds TSB Group plc                                                                   1,307,475         13,822,035

    Banks (Major Regional)                                                  5.3%
    Bank One Corporation                                                                     506,611         17,414,753
    FleetBoston Financial Corporation                                                        414,695         15,136,368
                                                                                                           ------------
                                                                                                             32,551,121

    Banks (Money Center)                                                    4.6%
    Bank of America Corporation                                                              184,322          9,665,385
    The Chase Manhattan Corporation                                                          211,935         18,478,083
                                                                                                           ------------
                                                                                                             28,143,468

    Consumer Finance                                                        1.2%
    MBNA Corporation                                                                         291,548          7,434,474

    Financial (Diversified)                                                 6.4%
    Citigroup Inc.                                                                           327,178         19,405,745
    Fannie Mae                                                                               258,112         14,567,196
    Freddie Mac                                                                              119,846          5,295,695
                                                                                                           ------------
                                                                                                             39,268,636

    Insurance (Property /Casualty)                                          4.2%
    Berkshire Hathaway Inc. - Class A                                                            191         10,925,200/A/
    MGIC Investment Corporation                                                              348,561         15,205,974
                                                                                                           ------------
                                                                                                             26,131,174

    Investment Banking/Brokerage                                            1.1%
    The Bear Stearns Companies, Inc.                                                         148,896          6,793,380

LM Value Institutional Portfolio


March 31, 2000

-----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/           Market
                                                                        Net Assets             Par             Value
                                                                 ------------------------------------------------------------
Common Stocks and Equity Interests  (CONTINUED)
Financials (continued)

    Savings & Loan Companies                                                2.5%
    Washington Mutual, Inc.                                                                  579,753       $ 15,363,454

Health Care                                                                 6.3%
    Health Care (Managed Care)                                              6.3%
    Aetna Inc.                                                                               276,099         15,375,263
    Foundation Health Systems, Inc.                                                          503,687          4,029,496/A/
    United HealthCare Corporation                                                            317,899         18,954,728
                                                                                                           ------------
                                                                                                             38,359,487
Technology                                                                 28.7%
    Communications Equipment                                                2.9%
    Nokia Oyj                                                                                 82,278         17,874,896

    Computers (Hardware)                                                   13.0%
    Dell Computer Corporation                                                                648,542         34,980,734/A/
    Gateway, Inc.                                                                            552,188         29,265,964/A/
    International Business Machines Corporation                                              129,050         15,227,900
                                                                                                           ------------
                                                                                                             79,474,598
    Computers (Peripherals)                                                 0.9%
    Storage Technology Corporation                                                           363,018          5,785,599/A/

    Computers (Software/Services)                                          11.9%
    America Online, Inc.                                                                   1,088,140         73,177,415/A/
                                                                                                           ------------

Total Common Stocks and Equity Interests
      (Identified Cost - $551,497,682)                                                                      583,848,338
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                       6.3%
Bank of America
  6.15%, dated 3/31/00, to be repurchased at $19,311,467 on 4/3/00
  (Collateral: $21,680,215 Freddie Mac mortgage-backed securities,
  6%, due 9/1/28, value $19,837,396)                                                    $ 19,301,575         19,301,575
Goldman Sachs & Company
  6.15%, dated 3/31/00, to be repurchased at $19,311,468 on 4/3/00
  (Collateral: $21,874,625 Fannie Mae mortgage-backed securities,
  6%, due 10/1/29, value $20,008,446)                                                     19,301,576         19,301,576
                                                                                                           ------------

 Total Repurchase Agreements
      (Identified Cost - $38,603,151)                                                                        38,603,151
-----------------------------------------------------------------------------------------------------------------------------

LM Value Institutional Portfolio


March 31, 2000

-----------------------------------------------------------------------------------------------------------------------------

                                                                           % of                                Market
                                                                        Net Assets                             Value
                                                                 ------------------------------------------------------------
Total Investments (Identified Cost - $590,100,833)                        101.4%                           $622,451,489

Other Assets Less Liabilities                                              (1.4)%                            (8,768,938)
                                                                                                           ------------

Net Assets Consisting Of:
Accumulated paid-in capital applicable to:
  25,558,756 Institutional Shares outstanding                                            $395,257,131
  10,668,664 Financial Intermediary Shares outstanding                                    162,352,337
Undistributed net investment income                                                           705,293
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                            23,018,611
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                                            32,349,179
                                                                                         ------------

Net Assets                                                                100.0%                           $613,682,551
                                                                                                           ============
Net Asset Value Per Share:
  Institutional Class                                                                                      $      16.94
                                                                                                           ============
  Financial Intermediary Class                                                                             $      16.93
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing

See Notes to Financial Statements

Statement of Operations
LM Value Institutional Portfolio

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   For the year ended
                                                                                                     March 31, 2000
                                                                                                   ------------------
Investment Income:
      Dividends/A/                                                                                     $ 2,766,848
      Interest                                                                                           1,116,743
                                                                                                       -----------
         Total Income                                                                                    3,883,591
                                                                                                       -----------

Expenses:
      Management fee                                                                                     1,945,541
      Distribution and service fees                                                                        199,857
      Transfer agent and shareholder servicing expense                                                      34,964
      Audit and legal fees                                                                                  67,905
      Custodian fees                                                                                       156,962
      Directors' fees                                                                                       24,000
      Registration fees                                                                                    154,348
      Reports to shareholders                                                                               38,240
      Other expenses                                                                                         4,074
                                                                                                       -----------
                                                                                                         2,625,891
         Less fees waived                                                                                   (4,080)
                                                                                                       -----------
         Total expenses, net of waivers                                                                  2,621,811
                                                                                                       -----------

Net Investment Income                                                                                    1,261,780
                                                                                                       -----------

Net Realized and Unrealized Gain on Investments:
      Realized gain/(loss) on investments and foreign currency transactions                             23,096,622
      Change in unrealized appreciation/(depreciation) of investments
         and foreign currency translations                                                              13,962,885
                                                                                                       -----------

Net Realized and Unrealized Gain on Investments                                                         37,059,507
                                                                                                       -----------

Change in Net Assets Resulting From Operations                                                         $38,321,287
                                                                                                       ===========





----------------------------------------------------------------------------------------------------------------------------

/A/ Net of foreign taxes of $42,752.

See Notes to Financial Statements

Statement of Changes in Net Assets
LM Value Institutional Portfolio

----------------------------------------------------------------------------------------------------------------------------

                                                                                     For the Year        For the Period
                                                                                         Ended       September 22, 1998/A/
                                                                                    March 31, 2000     to March 31, 1999
                                                                                    --------------   ---------------------
Change in Net Assets:
   Net investment income                                                             $  1,261,780        $    172,536
   Net realized gain/(loss) on investments and foreign currency transactions           23,096,622             985,461
   Change in unrealized appreciation/(depreciaton) of investments
      and foreign currency translations                                                13,962,885          18,386,294
                                                                                     ------------        ------------
   Change in net assets resulting from operations                                      38,321,287          19,544,291

Distributions to shareholders:
  From net investment income:
         Institutional Class                                                             (618,214)            (24,640)
         Financial Intermediary Class                                                     (52,385)            (18,963)
  From net realized gain on investments:
         Institutional Class                                                             (939,018)                 --
         Financial Intermediary Class                                                    (139,275)                 --
Change in net assets from Fund share transactions:
         Institutional Class                                                          293,634,097         101,608,034
         Financial Intermediary Class                                                 148,927,103          13,425,234
                                                                                     ------------        ------------
Change in net assets                                                                  479,133,595         134,533,956

Net Assets:
   Beginning of year                                                                  134,548,956              15,000
                                                                                     ------------        ------------
   End of year (including undistributed net investment income
      of $705,293 and $127,123, respectively)                                        $613,682,551        $134,548,956
                                                                                     ============        ============




----------------------------------------------------------------------------------------------------------------------------

/A/ Commencement of operations

See Notes to Financial Statements

Financial Highlights
LM Value Institutional Portfolio



Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

----------------------------------------------------------------------------------------------------------------------------

                                                       Institutional Class                  Financial Intermediary Class
                                             --------------------------------------    ------------------------------------
                                               Year Ended     September 22, 1998/A/      Year Ended     October 22, 1998/A/
                                             March 31, 2000     to March 31, 1999      March 31, 2000   to  March 31, 1999
                                             --------------   ---------------------    --------------   -------------------
Per Share Operating Performance:
   Net asset value, beginning of period       $      15.85       $      10.00          $      15.86        $     10.71
                                              ------------       ------------          ------------        -----------
   Net investment income                              0.05               0.04/B/               0.02/C/            0.03/C/
   Net realized and unrealized gain/(loss)
      on investments and foreign currency
      transactions                                    1.17               5.83                  1.15               5.14
                                              ------------       ------------          ------------        -----------
   Total from investment operations                   1.22               5.87                  1.17               5.17
                                              ------------       ------------          ------------        -----------
   Distributions to shareholders from
      net investment income                          (0.05)             (0.02)                (0.02)             (0.02)
      net realized gain on investments               (0.08)                --                 (0.08)                --
                                              ------------       ------------          ------------        -----------
   Total distributions                               (0.13)             (0.02)                (0.10)             (0.02)
                                              ------------       ------------          ------------        -----------
   Net asset value, end of period                   $16.94             $15.85                $16.93             $15.86
                                              ============       ============          ============        ===========
   Total return                                       7.74%             58.81%/D/              7.41%             48.32%/D/

Ratios/Supplemental Data:
   Ratios to average net assets
      Expenses                                        0.75%              0.75%/B,E/            1.00%/C/           1.00%/C,E/
      Net investment income                           0.44%              0.84%/B,E/            0.22%/C/           0.43%/C,E/
   Portfolio turnover rate                            23.1%              28.6%/E/              23.1%              28.6%/E/
   Net assets, end of period                  $433,035,982       $115,798,256          $180,646,569        $18,750,700




----------------------------------------------------------------------------------------------------------------------------

/A/ Commencement of operations
/B/ Net of fees waived or reimbursements made by the Advisor in excess of a voluntary expense limitation of 0.75% until July 31, 1999. If no fees had been waived the annualized ratio of expenses to average daily net assets for the period would have been 1.08%.
/C/ Net of fees waived or reimbursements made by the Advisor in excess of a contractual expense limitation of 1.00% until August 1, 2000. If no fees had been waived the annualized ratio of expenses to average daily net assets for the year ended March 31, 2000 would have been 1.01% and for the period ended March 31, 1999 would have been 1.33%.
/D/ Not annualized
/E/ Annualized

See Notes to Financial Statements

Statement of Net Assets
Batterymarch U.S. Small Capitalization Equity Portfolio


March 31, 2000

----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/            Market
                                                                        Net Assets             Par              Value
                                                                 -----------------------------------------------------------
Common Stocks and Equity Interests                                         98.1%

Capital Goods                                                               8.9%
Cable Design Technologies Corporation                                                            100        $    3,394/A/
Commercial Metals Company                                                                      2,700            74,588
Harsco Corporation                                                                             3,400            98,388
IDEX Corporation                                                                               3,100            84,475
Lincoln Electric Holdings, Inc.                                                                  500            12,093
Littelfuse, Inc.                                                                               2,300            84,381/A/
Rofin-Sinar Technologies, Inc.                                                                 5,800            69,600/A/
The Shaw Group Inc.                                                                            2,300            81,075/A/
The Timken Company                                                                             5,700            92,625
                                                                                                            ----------
                                                                                                               600,619

Commercial Services                                                         1.6%
Actrade International, Ltd.                                                                      300             4,838/A/
Copart, Inc.                                                                                     500             8,750/A/
Direct Focus, Inc.                                                                               300             8,344/A/
Fleming Companies, Inc.                                                                          700            10,544
United Stationers Inc.                                                                         2,200            78,512/A/
                                                                                                            ----------
                                                                                                               110,988
Conglomerates & Other                                                       1.1%
Anixter International Inc.                                                                     2,600            72,475/A/

Consumer Durables                                                           0.4%
The Rayland Group, Inc.                                                                          600            11,250
Winnebago Industries, Inc.                                                                       800            14,450
                                                                                                            ----------
                                                                                                                25,700

Consumer Non-Durables                                                       1.0%
Rexall Sundown, Inc.                                                                             500             7,063/A/
Wolverine World Wide, Inc.                                                                     5,600            61,600
                                                                                                            ----------
                                                                                                                68,663
Consumer Services                                                           1.2%
Career Education Corporation                                                                     175             6,125/A/
GTECH Holdings Corporation                                                                       600            11,138/A/
Scholastic Corporation                                                                         1,200            64,725/A/
                                                                                                            ----------
                                                                                                                81,988
Energy                                                                      7.9%
Mitchell Energy & Development Corp.                                                            4,600           101,200
Patina Oil & Gas Corporation                                                                   6,500            88,156
Pioneer Natural Resources Company                                                                700             7,437/A/
Tom Brown, Inc.                                                                                  400             7,350/A/
Santa Fe Snyder Corporation                                                                   18,200           175,175/A/
Vintage Petroleum, Inc.                                                                        7,500           150,938
                                                                                                            ----------
                                                                                                               530,256

Batterymarch U.S. Small Capitalization Equity Portfolio


March 31, 2000

----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/            Market
                                                                        Net Assets             Par              Value
                                                                 -----------------------------------------------------------
Common Stocks and Equity Interests (CONTINUED)

Finance                                                                     5.3%
Advanta Corp.                                                                                  3,500        $   71,094
Affiliated Managers Group, Inc.                                                                1,800            85,500/A/
AmeriCredit Corp.                                                                                200             3,263/A/
First Industrial Realty Trust, Inc.                                                              600            16,350
Jefferies Group, Inc.                                                                            200             4,575
Liberty Financial Companies, Inc.                                                                600            11,887
MeriStar Hospitality Corporation                                                               4,700            81,956
Raymond James Financial, Inc.                                                                  4,100            85,075
                                                                                                            ----------
                                                                                                               359,700

Health Care                                                                 5.5%
Abgenix, Inc.                                                                                    430            59,394/A/
Biosite Diagnostics Incorporated                                                                 200             4,875/A/
Celgene Corporation                                                                              800            79,650/A/
Cell Pathways, Inc.                                                                              200             6,875/A/
Cephalon, Inc.                                                                                   200             7,500/A/
Datascope Corp.                                                                                  200             6,350
Jones Pharma Incorporated                                                                      2,800            85,050
King Pharmaceuticals, Inc.                                                                     2,400            75,600/A/
Noven Pharmaceuticals, Inc.                                                                      600             6,562/A/
Perrigo Company                                                                                1,500            11,391/A/
PolyMedica Corporation                                                                           100             5,875/A/
Protein Design Labs, Inc.                                                                         30             2,385/A/
SICOR Inc.                                                                                       700             7,263/A/
The Liposome Company, Inc.                                                                       500             8,734/A/
Techne Corporation                                                                               100             6,900/A/
                                                                                                            ----------
                                                                                                               374,404

Health Services                                                             1.2%
First Health Group Corp.                                                                       2,300            72,737/A/
Quorum Health Group, Inc.                                                                      1,100            11,069/A/
                                                                                                            ----------
                                                                                                                83,806

Industrial Services                                                         5.0%
Atwood Oceanics, Inc.                                                                            100             6,631/A/
Dycom Industries, Inc.                                                                         2,600           126,750/A/
Helmerich & Payne, Inc.                                                                          600            18,600
Insituform Technologies, Inc.                                                                  3,000            91,875/A/
MasTec, Inc.                                                                                     900            80,100/A/
URS Corporation                                                                                1,000            13,125/A/
                                                                                                            ----------
                                                                                                               337,081

Batterymarch U.S. Small Capitalization Equity Portfolio


March 31, 2000

----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/            Market
                                                                        Net Assets             Par              Value
                                                                 -----------------------------------------------------------
Common Stocks and Equity Interests (CONTINUED)

Insurance                                                                   0.3%
Hartford Life, Inc.                                                                              200        $    9,375
Radian Group Inc.                                                                                100             4,762
Triad Guaranty Inc.                                                                              200             4,063/A/
                                                                                                            ----------
                                                                                                                18,200

Metals & Minerals                                                           1.1%
Justin Industries, Inc.                                                                        4,000            72,000

Process Industries                                                          3.0%
Airgas, Inc.                                                                                   9,300            77,306/A/
Boise Cascade Corporation                                                                        500            17,375
FMC Corporation                                                                                  200            11,300/A/
The Geon Company                                                                               3,700            79,550
The Lubrizol Corporation                                                                         500            14,406
                                                                                                            ----------
                                                                                                               199,937

Retail                                                                      2.6%
DAMARK International, Inc.                                                                     1,800            68,625/A/
The Neiman Marcus Group, Inc.                                                                    600            16,688/A/
ValueVision International, Inc.                                                                2,200            91,025/A/
                                                                                                            ----------
                                                                                                               176,338

Technology                                                                 31.8%
3D Systems Corporation                                                                           800             8,300/A/
ACT Manufacturing, Inc.                                                                          100             5,594/A/
Advanced Digital Information Corporation                                                       2,400            82,200/A/
Advanced Energy Industries, Inc.                                                               1,600            81,600/A/
Amphenol Corporation                                                                           1,200           122,700/A/
Asyst Technologies, Inc.                                                                         200            11,700/A/
Audiovox Corporation                                                                           2,000            87,250/A/
Brooks Automation, Inc.                                                                        1,200            75,000/A/
Brooktrout Inc.                                                                                  200             5,800/A/
Burr-Brown Corporation                                                                         2,000           108,750/A/
CAM Data Systems, Inc.                                                                           300             4,837/A/
Centigram Communications Corporation                                                           3,800            72,200/A/
Cohu, Inc.                                                                                     2,100            87,544
Credence Systems Corporation                                                                     650            81,331/A/
CyberOptics Corporation                                                                          100             4,244/A/
Cymer, Inc.                                                                                      100             5,000/A/
Cypress Semiconductor Corporation                                                              2,000            98,625/A/
ECCS, Inc.                                                                                     5,000            72,500/A/
Electroglas, Inc.                                                                              2,400            82,200/A/

Batterymarch U.S. Small Capitalization Equity Portfolio


March 31, 2000

----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/            Market
                                                                        Net Assets             Par              Value
                                                                 -----------------------------------------------------------
Common Stocks and Equity Interests (CONTINUED)

Technology (continued)

Integrated Device Technology, Inc.                                                             3,000        $  118,875/A/
InterDigital Communications Corporation                                                          200             5,050/A/
KEMET Corporation                                                                              1,600           101,200/A/
Kent Electronics Corporation                                                                     300             8,756/A/
Kulicke and Soffa Industries, Inc.                                                             1,300            83,281/A/
Lam Research Corporation                                                                       2,060            92,829/A/
Loronix Information Systems, Inc.                                                                100             3,631/A/
LTX Corporation                                                                                2,200            99,412/A/
Mattson Technology, Inc.                                                                       2,300            98,037/A/
MICROS Systems, Inc.                                                                             200            12,587/A/
Nanometrics Incorporated                                                                       1,600            78,000/A/
Parlex Corporation                                                                             2,300            70,150/A/
Pericom Semiconductor Corporation                                                              1,700            60,669/A/
Radyne ComStream Inc.                                                                            100             2,669/A/
Sawtek Inc.                                                                                      100             5,256/A/
ScanSource, Inc.                                                                               2,000            71,000/A/
Semtech Corporation                                                                            1,500            96,094/A/
TriQuint Semiconductor, Inc.                                                                      65             4,778/A/
Varian Semiconductor Equipment Associates, Inc.                                                  100             6,363/A/
Xicor, Inc.                                                                                    2,300            32,487/A/
                                                                                                            ----------
                                                                                                             2,148,499

Technology Services                                                        16.2%
AremisSoft Corporation                                                                         1,900            64,600/A/
Aspect Communications Corporation                                                                100             3,706/A/
Aspen Technology, Inc.                                                                         2,000            80,750/A/
BroadVision, Inc.                                                                              1,350            60,581/A/
F.Y.I. Incorporated                                                                              400            10,850/A/
Hyperion Solutions Corporation                                                                 2,600            84,500/A/
Informix Corporation                                                                             900            15,244/A/
JDA Software Group, Inc.                                                                         500             7,312/A/
Mercury Interactive Corporation                                                                  870            68,948/A/
META Group, Inc.                                                                               2,600            67,762/A/
MicroStrategy Incorporated                                                                     1,040            90,545/A/
Objective Systems Integrators, Inc.                                                            5,000            75,938/A/
ON Technology Corporation                                                                      6,400            67,200/A/
Phoenix Technologies Ltd.                                                                      3,800            80,275/A/
Progress Software Corporation                                                                  3,300            77,344/A/
RADWARE Ltd.                                                                                     200             7,750/A/
Remedy Corporation                                                                               200             8,425/A/
SERENA Software, Inc.                                                                          1,000            31,875/A/
Spyglass, Inc.                                                                                   100             7,755/A/

Batterymarch U.S. Small Capitalization Equity Portfolio


March 31, 2000

----------------------------------------------------------------------------------------------------------------------------

                                                                           % of              Shares/            Market
                                                                        Net Assets             Par              Value
                                                                 -----------------------------------------------------------
Common Stocks and Equity Interests (CONTINUED)

Technology Services (continued)
TenFold Corporation                                                                            1,800        $  108,900/A/
The InterCept Group, Inc.                                                                      2,800            72,100/A/
TTI Team Telecom International Ltd.                                                              200             6,600/A/
                                                                                                            ----------
                                                                                                             1,098,960
Telecommunications                                                          0.4%
Commonwealth Telephone Enterprises, Inc.                                                         200             9,387/A/
Pegasus Communications Corporation                                                               100            14,075/A/
Powertel, Inc.                                                                                   100             6,919/A/
                                                                                                            ----------
                                                                                                                30,381

Transportation                                                              1.1%
Yellow Corporation                                                                             3,900            71,906/A/

Utilities                                                                   2.5%
Eastern Utilities Associates                                                                     100             3,138
Equitable Resources, Inc.                                                                      1,700            76,181
The United Illuminating Company                                                                  300            11,775
UGI Corporation                                                                                3,600            77,850
                                                                                                            ----------
                                                                                                               168,944
                                                                                                            ----------

Total Common Stocks and Equity Interests
      (Identified Cost - $6,747,628)                                                                         6,630,845
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement                                                       83.7%
Bank of America
  6.15%, dated 3/31/00, to be repurchased at $5,660,113 on 4/3/00
  (Collateral: $6,358,657 Freddie Mac mortgage-backed securities,
  6%, due 9/1/28, value $5,818,171)                                                       $5,657,214         5,657,214
                                                                                                            ----------

 Total Repurchase Agreement
      (Identified Cost - $5,657,214)                                                                         5,657,214
----------------------------------------------------------------------------------------------------------------------------

Batterymarch U.S. Small Capitalization Equity Portfolio


March 31, 2000

----------------------------------------------------------------------------------------------------------------------------

                                                                           % of                                 Market
                                                                        Net Assets                              Value
                                                                 -----------------------------------------------------------
Total Investments (Identified Cost - $12,404,842)                         181.8%                            $12,288,059

Other Assets Less Liabilities                                             (81.8)%                            (5,531,471)
                                                                                                            -----------

Net assets consisting of:
Accumulated paid-in capital applicable to:
  698,102 Institutional shares outstanding                                                 $6,871,850
Undistributed net investment income                                                             3,074
Accumulated net realized gain/(loss) on investments                                            (1,553)
Unrealized appreciation/(depreciation) of investments                                        (116,783)
                                                                                           ----------

Net Assets                                                                100.0%                            $ 6,756,588
                                                                                                            ===========
Net Asset Value Per Share:
   Institutional Class                                                                                      $      9.68
                                                                                                            ===========
----------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing

See Notes to Financial Statements

Statement of Operations
Batterymarch U.S. Small Capitalization Equity Portfolio

----------------------------------------------------------------------------------------------------------------------------

                                                                                                      For the Period
                                                                                                     March 13, 2000/A/
                                                                                                     to March 31, 2000
                                                                                                     -----------------
Investment Income:
      Dividends                                                                                          $     617
      Interest                                                                                               3,311
                                                                                                         ---------
         Total Income                                                                                        3,928
                                                                                                         ---------

Expenses:
      Investment advisory fee                                                                                  630
      Other                                                                                                  4,495
                                                                                                         ---------
                                                                                                             5,125
         Less fees waived and expenses reimbursed                                                           (4,271)
                                                                                                         ---------
         Total expenses, net of fees waived and expenses reimbursed                                            854
                                                                                                         ---------

Net Investment Income                                                                                        3,074
                                                                                                         ---------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain/(loss) on investments                                                                   (1,553)
      Net unrealized appreciation/(depreciation) of investments                                           (116,783)
                                                                                                         ---------

Net Realized and Unrealized Gain (Loss) on Investments                                                    (118,336)
                                                                                                         ---------

Decrease in Net Assets Resulting from Operations                                                         $(115,262)
                                                                                                         =========



----------------------------------------------------------------------------------------------------------------------------

/A/ Commencement of operations.

See Notes to Financial Statements

Statement of Changes in Net Assets
Batterymarch U.S. Small Capitalization Equity Portfolio

----------------------------------------------------------------------------------------------------------------------------

                                                                                                      For the Period
                                                                                                     March 13, 2000/A/
                                                                                                     to March 31, 2000
                                                                                                     -----------------
Change in Net Assets:
   Net investment income                                                                                $    3,074
   Net realized gain/(loss) on investments                                                                  (1,553)
   Net unrealized appreciation/(depreciation) of investments                                              (116,783)
                                                                                                        ----------
   Decrease in net assets resulting from operations                                                       (115,262)

   Increase in net assets from Fund share transactions                                                   6,871,850
                                                                                                        ----------
   Increase in net assets                                                                                6,756,588

Net Assets:
   Beginning of period                                                                                          --
                                                                                                        ----------
   End of period (including undistributed net investment income of $3,074)                              $6,756,588
                                                                                                        ==========



----------------------------------------------------------------------------------------------------------------------------

/A/ Commencement of operations.

See Notes to Financial Statements

Financial Highlights
Batterymarch U.S. Small Capitalization Equity Portfolio



Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

----------------------------------------------------------------------------------------------------------------------------

                                                                                                      For the Period
                                                                                                    March 13, 2000/A/
                                                                                                    to march 31, 2000
                                                                                                    -----------------
Per Share Operating Performance:
   Net asset value, beginning of period                                                                 $    10.00
                                                                                                        ----------
   Net investment income                                                                                      N.M./B/
   Net realized and unrealized gain/(loss) on investments                                                    (0.32)
                                                                                                        ----------
   Total from investment operations                                                                          (0.32)
                                                                                                        ----------

   Net asset value, end of period                                                                       $     9.68
                                                                                                        ==========
   Total return                                                                                              (3.20)%/C/

Ratios/Supplemental Data:
   Ratios to average net assets
      Expenses                                                                                                0.95%/B,D/
      Net investment income                                                                                   3.42%/B,D/
   Portfolio turnover rate                                                                                    N.M.
   Net assets, end of period                                                                            $6,756,588




----------------------------------------------------------------------------------------------------------------------------

/A/ Commencement of operations
/B/ Net of fees waived and expenses reimbursed by LMIA pursuant to a contractual expense limitation of 0.95% until August 1, 2000. If no fees had been waived or expenses reimbursed by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 5.70%.
/C/ Not annualized
/D/ Annualized
N.M. Not meaningful

See Notes to Financial Statements

Notes to Financial Statements

1.  Significant Accounting Policies
LM Institutional Fund Advisors II, Inc. ("Corporation"), consisting of the LM Value Institutional Portfolio ("Value Institutional") and the Batterymarch U.S. Small Capitalization Equity Portfolio ("Batterymarch Small Cap") (each a "Portfolio"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each Portfolio consists of two classes of shares: Institutional Class, offered since September 22, 1998 for Value Institutional and since March 13, 2000 for Batterymarch Small Cap, and Financial Intermediary Class, which commenced operations October 22, 1998 for Value Institutional. The income and expenses for each Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only to Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Security Valuation
Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities, for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management under procedures approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation
The Portfolios may invest in foreign securities. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

(ii) purchase and sales of investment securities, interest and dividend income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Investment Income and Distributions to Shareholders
Dividend and interest income and expenses are recorded on the accrual basis. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.

Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Institutional and annually for Batterymarch Small Cap. Distributions from net capital gains, if available, will be made annually for both Value Institutional and Batterymarch Small Cap. Additional distributions will be made when necessary.

Investment Transactions
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2000, $12,858,736 was payable for securities purchased but not yet received for Value Institutional and $5,542,083 for Batterymarch Small Cap. At March 31, 2000, $2,865,437 was receivable for securities sold but not yet delivered for Value Institutional and $9,872 for Batterymarch Small Cap.

Repurchase Agreements
All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Portfolios' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Portfolios' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.

Federal Income Taxes
No provision for federal income or excise taxes has been made since the Portfolios intend to qualify or continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders. At March 31, 2000 Batterymarch U.S. Small Cap had capital loss carryforwards for federal income tax purposes of $1,553 expiring in 2008.

Use of Estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  Portfolio transactions
For the period ended March 31, 2000, investment transactions (excluding short-term investments) were as follows:

                                                            Proceeds
                                         Purchases         from Sales
                                         ---------         ----------
         Value Institutional            $497,677,309      $71,645,283
         Batterymarch U.S. Small Cap       6,759,053            9,872

At March 31, 2000, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Portfolio were as follows:

                                      Cost      Appreciation  (Depreciation)       Net
                                      ----      ------------  --------------       ---
     Value Institutional          $591,200,498   $62,774,765   $(31,523,774)   $31,250,991
     Batterymarch U.S. Small Cap    12,404,842       181,140       (297,923)      (116,783)

3.  Transactions With Affiliates
Each Portfolio has a management agreement with LM Institutional Advisors, Inc. ("Manager"). Pursuant to their respective agreements, the Manager provides the Portfolios with management and administrative services for which each Portfolio pays a fee, computed daily and payable monthly at an annual rate of 0.60% and 0.70% of the average daily net assets of Value Institutional and Batterymarch Small Cap, respectively.

The Manager has, until August 1, 2000, contractually agreed to waive its fees and reimburse expenses in any month to the extent a Portfolio's expenses during the month (exclusive of taxes, interest, brokerage and extraordinary expense) exceed annual rates of that Portfolio's average daily net assets as follows:
0.75% for Value Institutional Institutional Class, 1.00% for Value Institutional Financial Intermediary Class and 0.95% for Batterymarch U.S. Small Cap. For the period ended March 31, 2000, management fees of $630 were waived and expenses of $3,641 were reimbursed for Batterymarch U.S. Small Cap. At March 31, 2000, $285,889 was due to the Manager by Value Institutional. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager to the extent that from time to time during the next three fiscal years, the repayment will not cause a Portfolio's expenses to exceed the limit, if any, imposed by the Manager at that time. At March 31, 2000, cumulative expenses waived or reimbursed amounted to $78,094 and $4,271 for Value Institutional and Batterymarch Small Cap, respectively.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed above, the Manager will pay a Portfolio's Adviser the entire management fee it receives from the Portfolio.

Legg Mason Fund Adviser, Inc. serves as investment adviser to Value Institutional and Batterymarch Financial Management, Inc. serves as investment adviser to Batterymarch U.S. Small Cap. The investment advisers are responsible for the actual investment activity of the Portfolios.

Legg Mason Wood Walker, Incorporated ("LMWW"), a member of the New York Stock Exchange, serves as distributor of the Portfolios. LMWW will receive from each Portfolio an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Portfolio, computed daily and payable monthly. At March 31, 2000, distribution and service fees of $4,080 were waived and $48,403 was due to LMWW for Value Institutional.

No brokerage commissions were paid to LMWW or its affiliates during the period ended March 31, 2000.

LMFA, Batterymarch, LMWW and the Manager are wholly owned subsidiaries of Legg Mason, Inc.

4.  Line of Credit
Each Portfolio, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Portfolio is liable only for principal and interest payments related to borrowings made by that Portfolio. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the period ended March 31, 2000, the Portfolios had no borrowings under the line of credit.

5.  Fund Share Transactions
At March 31, 2000, there were seven billion shares authorized at $0.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                           Reinvestment
                                      Sold               of Distributions            Repurchased                Net Change
                              --------------------      -----------------       --------------------        -------------------
                              Shares        Amount      Shares     Amount       Shares        Amount        Shares       Amount
                              ------        ------      ------     ------       ------        ------        ------       ------
Value Institutional:
Institutional Class
Year ended
  March 31, 2000            23,986,792   $382,938,610    27,968    $430,337   (5,762,848)  $(89,734,850)   18,251,912  $293,634,097
  March 31, 1999/A/          7,697,105   $107,068,729     1,709    $ 20,661     (393,470)  $ (5,481,356)    7,305,344  $101,608,034

Financial Intermediary
  Class
Year ended
  March 31, 2000            10,592,787   $166,462,335     2,388    $ 36,401   (1,108,598)  $(17,571,633)    9,486,577  $148,927,103
  March 31, 1999/B/          1,283,831   $ 14,522,075       742    $  8,987     (102,486)  $ (1,105,828)    1,182,087  $ 13,425,234

Batterymarch U.S. Small Cap:
Institutional Class
Period ended
  March 31, 2000/C/            698,102   $  6,871,850        --    $     --           --   $         --       698,102  $  6,871,850
-----------------------------------------------------------------------------------------------------------------------------------

/A/ September 22, 1998 (commencement of operations) to March 31, 1999. /B/ October 22, 1998 (commencement of operations) to March 31, 1999. /C/ March 13, 2000 (commencement of operations) to March 31, 2000.

Report of Independent Accountants

To the Shareholders and Directors
LM Institutional Fund Advisors II, Inc.:

We have audited the accompanying statements of net assets of LM Institutional Fund Advisors II, Inc. (the "Corporation") (comprised of the LM Value Institutional Portfolio and the Batterymarch U.S. Small Capitalization Equity Portfolio) as of March 31, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting LM Institutional Fund Advisors II, Inc. at March 31, 2000, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP
                                                        ---------------------

Philadelphia, Pennsylvania
May 3, 2000

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

LM Institutional Fund Advisors II, Inc.

Investment Manager
LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore,Maryland 21297-1635
1-888-425-6432

Investment Advisers
Legg Mason Fund Adviser, Inc.
100 Light Street
Baltimore, Maryland 21202

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 22116







           This report is not to be distributed unless preceded or
                         accompanied by a prospectus.

                   Legg Mason Wood Walker, Inc., Distributor